UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2008

American Physicians Capital, Inc.
(Exact name of registrant as specified in its charter)

Michigan	000-32057	38-3543910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan	48823
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (517) 351-1150

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 24, 2008, American Physicians Capital, Inc. announced in a press release that it has notified the NASDAQ of its request to be excluded from the list of financial firms covered by the short sale prohibition recently imposed by the U.S. Securities and Exchange Commission. The related press release is attached hereto as Exhibit 99.1 and incorporated herein as referenced.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press release dated September 24, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Physicians Capital, Inc. (Registrant)
September 24, 2008 (Date)	/s/ R. KEVIN CLINTON R. Kevin Clinton President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 24, 2008